EXHIBIT 32.01

Section 1350 Certification

In connection with this quarterly report of ML BlueTrend FuturesAccess LLC (the “Company”) on Form 10-Q for the quarter ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (this “Report”), I, Nancy Fahmy, Chief Executive Officer and President of Merrill Lynch Alternative Investments LLC, the manager of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to the Sarbanes-Oxley Act of 2002, that:

1.              This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.              The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2017

By:	/s/ NANCY FAHMY
Nancy Fahmy
Chief Executive Officer and President
(Principal Executive Officer)